UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2025

Hallador Energy Company

(Exact name of registrant as specified in its charter)

Colorado	001-34743	84-1014610
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1183 East Canvasback Drive, Terre Haute, Indiana 47802
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (812) 299-2800.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $.01 par value	HNRG	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 1, 2025, Hallador Energy Company (the “Company”) appointed Eric Van Deman as the Company’s Chief Accounting Officer and Senior Vice President. Mr. Van Deman will serve as the Company’s principal accounting officer.

Prior to joining the Company, Mr. Van Deman previously served as Vice President, Accounting Policy at Liberty Global plc, where he has worked since June 2012. Earlier in his career, Mr. Van Deman served as Senior Manager in the audit practice at KPMG LLP, where we worked from 2003 through 2012. Mr. Van Deman holds a B.S. in Accounting and Master’s of Accountancy from the University of Denver.

Mr. Van Deman will receive an annual base salary of $275,000 and be eligible for an annual bonus, with a target of $75,000, subject to applicable performance metrics. In addition, Mr. Van Deman will be eligible to receive an annual grant of restricted stock units (“RSUs”) valued at $100,000 per year. Subject to board approval, two years’ worth of RSU grants valued at $200,000 will be issued on or about Mr. Van Deman’s start date, which shall vest in equal installments on Mr. Van Deman’s anniversary dates in 2026 and 2027, subject to continued employment through the vesting dates and the terms of the applicable award agreement and the Company’s RSU plan.

There are no family relationships between Mr. Van Deman and any of the Company’s directors or executive officers. There is no arrangement or understanding between Mr. Van Deman and any other person pursuant to which he was appointed as an officer of the Company. Additionally, there are no transactions in which Mr. Van Deman or any of his immediate family members have an interest that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01 – Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Document Name
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 4, 2025	By:	/s/ TODD E. TELESZ
Todd E. Telesz CFO